UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22410

T. Rowe Price Real Assets Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Item 1. Report to Shareholders

Real Assets Fund	June 30, 2012

The views and opinions in this report were current as of June 30, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

Real assets stocks rose modestly in a volatile first half of 2012, as losses in the second quarter ate into strong first-quarter gains. U.S. and global real estate stocks were strong performers as investors favored the sector’s defensive qualities. Commodity-oriented stocks declined sharply in the latter half of the period amid renewed concerns about the negative impact from recessionary conditions in Europe and slowing growth in the U.S. and China.

As shown in the Performance Comparison table, the Real Assets Fund rose 1.85% in the six months ended June 30, 2012. The fund modestly lagged its blended benchmark and trailed the broad market MSCI All Country World Index by a wider margin. Our U.S. and global real estate shares recorded strong double-digit gains for the period. Natural resources, precious metals, and industrial metals all declined. Our global infrastructure and utilities shares recorded gains that were roughly in line with the MSCI index, but the sector had only a modest impact on the fund’s performance. Security selection aided results versus the benchmarks, but our sector allocations detracted.

Summary of the Fund’s Investment Approach

The Real Assets Fund invests in assets that typically provide some protection against the impact of inflation over time. In selecting investments, the fund’s management team searches for U.S. and international stocks that typically have a low correlation with the broader global equity market in order to outperform the market during periods of high or rising inflation. The fund is not a “fund of funds,” but your management team pays close attention to the analysis and judgment of the firm’s specialized mutual fund managers.

The fund normally invests at least 80% of its assets in real assets and securities of companies that derive at least 50% of their profits or revenues from real assets. Real assets include any investments that have physical properties, such as energy and natural resources, real estate, basic materials, equipment, utilities and infrastructure, and commodities. The fund may invest in securities issued by companies of any market capitalization. It may also invest in real estate investment trusts (REITs), which are pooled investment vehicles that typically invest directly in real estate and mortgages and loans backed by real estate. We generally favor companies that benefit from leading industry positions, compelling business models, strong managements, and reasonable valuations.

MARKET ENVIRONMENT

Investor sentiment was decidedly positive through the first three months of the year, buoyed by a number of favorable economic and political developments. The U.S. economic recovery was progressing nicely, driven by unexpected strength in the manufacturing sector. The European Central Bank’s two long-term refinancing operations (LTROs) signaled that policymakers were finally moving to resolve the eurozone’s long-running debt crisis, while China’s economy seemed to be cooling to a more sustainable growth rate in an orderly slowdown. Stocks in companies dealing in real assets posted good gains in the first quarter but generally lagged the broader equity markets. Real estate stocks were exceptions, surging as signs of economic growth contributed to improved occupancy rates. Natural resources stocks also advanced, led by oil-related industries benefiting from a good pricing environment. Global infrastructure and utilities stocks managed modest gains, led by transportation infrastructure and construction and engineering firms.

Risk aversion returned to the markets in the second quarter, however, amid signs of a weakening global economy. Mixed economic data in the U.S., including persistently high unemployment, indicated that the previously resilient recovery was starting to falter. Much of Europe remained mired in recession, and election results in Greece and France revealed widespread discontent over fiscal austerity measures that further weakened many of the region’s economies. China’s economy slowed somewhat more than expected, with commodity-intensive fixed-asset investment lagging last year’s growth and consumer spending starting to struggle. Real assets stocks fell during the second quarter, erasing most of their first-quarter gains. Many commodity and energy stocks were punished severely, with industrial and precious metals falling sharply. Global infrastructure and utilities stocks were flat in the second quarter but finished the six-month period with decent gains. U.S. and global real estate stocks rose modestly over the latter half of the period, adding to their exceptional gains for the first half of the year.

PORTFOLIO REVIEW

Our real estate stocks generated the fund’s biggest gains. Our U.S. holdings were particularly strong, but our non-U.S. exposure was largely positive, as well. Stock selection in the underlying portfolios boosted results versus our benchmarks, but underweight allocations detracted as real estate was one of the market’s strongest sectors. Fundamentals continue to improve as there is little new supply coming into the market and occupancy levels have been increasing, leading to solid income growth for companies. In addition, real estate assets are often seen as a lower-risk, higher-yielding asset class compared with many other equity investments—characteristics that attracted investors looking for safety in a volatile market. Regional mall owner Simon Property benefited from strong consumer demand, particularly in upscale markets. Local strip shopping centers also fared well as occupancy gains were achieved within the “small shop” category, which suggested that the economic recovery was broadening beyond national tenants. This was reflected in small-shop occupancy gains for Regency Centers. Returns were also very strong from our west coast office holdings in Kilroy Realty. Outside the U.S., the aftermath of the great earthquake in Japan has turned attention to the attractiveness of more modern buildings with enhanced seismic protection. The appeal of the newer real estate portfolios controlled by major developers such as Mitsui Fudosan went up as a result. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We increased our overall real estate exposure during the period, moving from an underweight to an equal-weight position relative to the benchmark. Although we remain somewhat concerned about rich valuations relative to other equities, underlying fundamentals look solid. Even the muted job growth created by a modest economic recovery is resulting in positive absorption of properties against a lack of new supply.

Natural resources stocks, particularly commodities and metals, were exceptionally volatile in the first half of 2012 as solid first-quarter gains were overwhelmed by a sharp decline in the second quarter. Security selection in the underlying portfolios was mixed. Commodity-related stocks were particularly weak over the latter half of the period as investors shunned riskier assets due to concerns about the slowing global economy. Precious metals stocks were among our worst performers. Despite gold moving slightly higher over the past six months, global gold equities fell by double digits. Larger gold companies, such as Barrick Gold, Newcrest Mining, and Newmont Mining, were some of the fund’s biggest detractors. Our smaller gold names performed somewhat better, with Sandstorm Gold and Franco-Nevada ranking among our better performers in the industry. Industrial metals also fell sharply, including Brazilian mining giant Vale, American iron ore and coal company Cliffs Natural Resources, and Canadian miner HudBay Minerals.

Oil and gas producers were some of our best performers during the first half of 2012. Stock selection helped results versus the benchmark. Oil exploration companies Ophir Energy and Cobalt International Energy were particularly strong. Arch Coal was the fund’s biggest detractor. Arch increased its production capacity during the last peak of the metallurgical coal cycle in 2010 and now has a weaker balance sheet and more exposure as a commodity input in steelmaking. Steel production is not likely to grow until global growth improves, resulting in a weak pricing environment for metallurgical coal. Furthermore, North America experienced its warmest winter in the last 50 years, putting U.S. thermal coal on its heels just as natural gas prices fell to decade lows, prompting utilities to burn gas over coal. Thermal coal should benefit if natural gas prices rise as we expect over the next year. However, we are not as confident about the outlook for metallurgical coal, and we substantially reduced our position.

We reduced our overall exposure to natural resources and industrial metals stocks as we expect weaker demand from Europe and China to suppress commodity prices. In many markets, China now represents the bulk of metals demand, and the country’s recent economic slowdown is clearly having a negative impact on pricing. The Chinese government appears to be sensitive to the situation and has taken steps to revive growth through interest rate cuts and targeted stimulus. We are starting to see this work through the system and growth may be bottoming, but reduced fixed capital investments and lower property demand remain challenging. We remain slightly overweight precious metals. While we think that we are closer to the end of the gold cycle than the beginning, gold investments are typically supported by a negative real interest rate environment such as we are currently experiencing.

OUTLOOK

We expect modest U.S. economic growth in the coming quarters amid signs that the recovery is losing some of its momentum. Continued job and income growth are essential for a self-sustaining recovery, although employment data have weakened recently, suggesting more cautious hiring ahead. The U.S. economy also faces a “fiscal cliff” of Draconian spending cuts and tax increases in 2013 if Congress and the president are not able to agree on budget matters—a situation exacerbated by a potentially polarizing political environment heading into this fall’s elections. Growth expectations outside the U.S. vary widely. Much of Europe is in recession, and growth is slowing in emerging markets. Political turmoil in Europe has raised questions about the popular will for maintaining austerity programs, and the region’s incremental approach to making policy allows the contagion risk to linger. The potential for weaker growth in key emerging markets such as China, Brazil, and India may add to investor risk aversion.

There are reasons for optimism, however. Despite the recent slowdown, economic growth in emerging markets remains relatively robust, and we expect the Chinese economy to grow at a stronger pace next year as restrictive policy measures ease. While a solution to Europe’s profound economic and fiscal challenges is unlikely to occur overnight, eurozone policymakers finally appear to be making headway in addressing the crisis. Corporate balance sheets and earnings remain strong even as earnings growth decelerates. Equity valuations are attractive relative to historical levels, and stocks offer dividend yields that, in many cases, are competitive with bond yields.

Although the Real Assets Fund was created in part to provide a buffer against inflation as part of a broader investment portfolio, inflation has not been a significant challenge since the fund was launched. While commodity prices have been volatile, overall inflation has been contained at comfortable levels. Many traditional sources of inflation—like wage demands, import prices, and commodity prices—are not significant concerns at present. Over the long term, however, we believe that expansive monetary policies coupled with an eventual return to global economic growth will add to inflationary pressures. Over the near term, market volatility is likely to remain high in the face of ongoing economic and political uncertainties, and we do not expect significant improvement in the performance of real assets stocks until global growth strengthens. However, valuations on most real assets stocks remain attractive, and we are optimistic that performance will improve once global growth resumes.

In an uneven economic environment, the identification of attractive long-term investment opportunities will depend on strong fundamental research, disciplined security selection, and careful attention to risk. These attributes form the core of our investment approach, and we believe that they will continue to add value for shareholders over the long term.

Respectfully submitted,

Wyatt A. Lee
Portfolio manager and chairman of the fund’s Investment
Advisory Committee

July 30, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing its investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. The rate of earnings growth of natural resources companies may be irregular since these companies are strongly affected by natural forces, global economic cycles, and international politics. For example, stock prices of energy companies can fall sharply when oil prices decrease.

GLOSSARY

Combined index portfolio: An unmanaged stock portfolio consisting of 30% metals and mining (83% MSCI All Country World Index Metals & Mining and 17% MSCI All Country World Index IMI Gold & Precious Metals), 25% global natural resources (65% MSCI All Country World Index Energy and 35% MSCI All Country World Index Materials), 20% U.S. real estate (Wilshire U.S. Real Estate Securities Index), 20% global real estate (FTSE EPRA/NAREIT Developed Index), and 5% infrastructure (UBS World Infrastructure & Utilities Index).

  MSCI All Country World Index Metals & Mining: An index that tracks the performance of metals and mining companies.

  MSCI All Country World Index IMI Gold & Precious Metals: An index that tracks the performance of companies engaged in the exploration and production of gold and precious metals.

  MSCI All Country World Index Energy: An index that tracks the performance of companies engaged in the exploration and production of energy commodities.

  MSCI All Country World Index Materials: An index that tracks the performance of companies engaged in the exploration and production of basic materials.

  Wilshire U.S. Real Estate Securities Index: An index that tracks the performance of publicly traded U.S. real estate securities.

  FTSE EPRA/NAREIT Developed Index: An index that tracks the performance of developed market real estate securities.

  UBS World Infrastructure & Utilities Index: An index that tracks the performance of globally listed infrastructure and utilities stocks.

MSCI All Country World Index: A capitalization-weighted index of stocks from developed and emerging markets worldwide.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/12
Simon Property	3.0%
BHP Billiton (Australia)	2.5
Rio Tinto	2.0
Public Storage	1.6
Barrick Gold	1.6
BHP Billiton (United Kingdom)	1.6
Vale	1.5
Prologis	1.5
Anglo American	1.5
Equity Residential	1.4
AvalonBay Communities	1.4
Goldcorp	1.3
Macerich	1.2
Schlumberger	1.2
Federal Realty Investment Trust	1.2
Eldorado Gold	1.1
Freeport-McMoRan Copper & Gold	1.1
Boston Properties	1.1
Vornado Realty Trust	1.1
Newmont Mining	1.0
SL Green Realty	1.0
Regency Centers	1.0
Franco-Nevada	0.9
Potash Corporation of Saskatchewan	0.9
Fresnillo	0.9
Total	34.6%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 96.3%		
CONSUMER DISCRETIONARY 1.2%		
Cable/Satellite 0.0%		
Eutelsat Communications (EUR)	32,328	994
		994
Hotels, Resorts, & Cruise Lines 1.2%		
Marriott, Class A	362,600	14,214
Shangri-La Asia (HKD)	1,235,833	2,357
Starwood Hotels & Resorts Worldwide	247,400	13,122
		29,693
Total Consumer Discretionary		30,687
CONSUMER STAPLES 0.2%		
Agricultural Products 0.2%		
Archer-Daniels-Midland	141,200	4,168
Total Consumer Staples		4,168
ENERGY 16.2%		
Coal & Consumable Fuels 1.2%		
Adaro Energy (IDR)	24,614,500	3,848
Arch Coal	867,500	5,977
China Coal Energy (HKD)	3,462,000	2,878
CONSOL Energy	137,700	4,164
Peabody Energy	387,700	9,507
Whitehaven Coal (AUD)	714,449	3,075
		29,449
Integrated Oil & Gas 3.5%		
BG (GBP)	637,850	13,055
Chevron	159,500	16,827
Eni (EUR)	434,090	9,264
ExxonMobil	133,100	11,389

Hess	191,200	8,308
Murphy Oil	217,200	10,923
Origin Energy (AUD)	187,450	2,358
Petrobras, ADR	401,300	7,280
Royal Dutch Shell, ADR	112,500	7,586
		86,990
Oil & Gas Drilling 0.9%		
Diamond Offshore Drilling	120,458	7,123
Ensco, Class A	158,300	7,435
Noble	277,000	9,011
		23,569
Oil & Gas Equipment & Services 4.1%		
Baker Hughes	230,800	9,486
Cameron International (1)	370,800	15,837
CARBO Ceramics	17,700	1,358
FMC Technologies (1)	285,900	11,216
Forum Energy Technologies (1)	142,100	2,798
Halliburton	223,900	6,356
Schlumberger	452,888	29,397
Subsea 7 (NOK)	265,900	5,279
Technip (EUR)	50,021	5,220
Tenaris, ADR	280,100	9,795
Trican Well Service (CAD)	408,600	4,716
		101,458
Oil & Gas Exploration & Production 5.1%		
Bill Barrett (1)	177,900	3,811
Cabot Oil & Gas	56,900	2,242
Cimarex Energy	105,700	5,826
Cobalt International Energy (1)	211,200	4,963
Concho Resources (1)	62,700	5,337
Devon Energy	96,500	5,596
EOG Resources	63,700	5,740

EQT	145,100	7,782
Kosmos Energy (1)	181,341	2,004
Laredo Petroleum Holdings (1)	56,900	1,183
Matador Resources (1)	80,500	864
Newfield Exploration (1)	240,500	7,049
Nexen	295,900	4,998
Novatek, GDR	40,041	4,263
Ophir Energy (GBP) (1)	517,990	4,711
PDC Energy (1)	108,600	2,663
Pioneer Natural Resources	31,900	2,814
QEP Resources	252,082	7,555
Range Resources	174,400	10,790
Salamander Energy (GBP) (1)	523,549	1,404
SM Energy	129,000	6,335
Southwestern Energy (1)	372,400	11,891
Tullow Oil (GBP)	454,881	10,500
WPX Energy (1)	393,433	6,366
		126,687
Oil & Gas Refining & Marketing 0.5%		
Marathon Petroleum	105,800	4,752
Phillips 66 (1)	111,100	3,693
Sunoco	5,600	266
Valero Energy	174,700	4,219
		12,930
Oil & Gas Storage & Transportation 0.9%		
Enbridge (CAD)	116,800	4,665
Spectra Energy	309,500	8,994
Williams	347,000	10,000
		23,659
Total Energy		404,742

FINANCIALS 37.2%		
Diversified Real Estate Activities 2.6%		
Hang Lung Properties (HKD)	3,021,000	10,283
Kerry Properties (HKD)	913,500	3,891
Mitsubishi Estate (JPY)	841,000	15,087
Mitsui Fudosan (JPY)	798,000	15,480
Sun Hung Kai Properties (HKD)	1,197,000	14,196
Wharf Holdings (HKD)	961,700	5,353
		64,290
Diversified Real Estate Investment Trusts (REITs) 2.5%		
Canadian Real Estate Investment Trust, REIT (CAD)	138,400	5,527
Gecina, REIT (EUR)	41,647	3,727
GPT Group, REIT (AUD)	1,596,973	5,402
PS Business Parks, REIT	74,000	5,011
Shaftesbury, REIT (GBP)	848,627	6,861
Stockland, REIT (AUD)	2,015,248	6,381
Vornado Realty Trust, REIT	317,800	26,689
Washington Real Estate Investment Trust, REIT	81,900	2,330
		61,928
Industrial Real Estate Investment Trusts (REITs) 2.4%		
DCT Industrial Trust, REIT	1,012,000	6,376
EastGroup Properties, REIT	110,000	5,863
Mapletree Industrial Trust, REIT (SGD)	9,862,518	9,447
Prologis, REIT	1,127,082	37,453
Terreno Realty, REIT	110,800	1,674
		60,813
Office Real Estate Investment Trusts (REITs) 5.8%		
Alexandria Real Estate Equities, REIT	132,500	9,635
BioMed Realty Trust, REIT	694,000	12,964
Boston Properties, REIT	248,700	26,952
Brookfield Canada Office Properties, REIT (CAD)	215,500	5,806

CapitaCommercial Trust, REIT (SGD)	2,010,000	2,021
Derwent London, REIT (GBP)	145,482	4,227
Douglas Emmett, REIT	880,800	20,347
Great Portland Estates, REIT (GBP)	932,509	5,772
Highwoods Properties, REIT	264,200	8,890
Japan Real Estate Investment, REIT (JPY)	267	2,455
Kilroy Realty, REIT	433,300	20,976
SL Green Realty, REIT	317,100	25,444
		145,489
Real Estate Development 0.3%		
China Resources Land (HKD)	2,068,000	4,282
Soho China (HKD)	4,927,000	3,786
		8,068
Real Estate Operating Companies 1.7%		
CapitaMalls Asia (SGD)	3,397,000	4,236
Forest City Enterprises, Class A (1)	154,101	2,250
Global Logistic Properties (SGD) (1)	3,076,000	5,124
Hongkong Land Holdings	1,119,000	6,444
Hufvudstaden, A Shares (SEK)	503,797	5,407
Hysan Development (HKD)	1,023,000	3,891
Iguatemi Empresa de Shopping Centers (BRL)	119,600	2,462
Multiplan Empreendimentos Imobiliarios (BRL)	167,600	4,089
PSP Swiss Property (CHF)	94,250	8,315
		42,218
Residential Real Estate Investment Trusts (REITs) 5.2%		
AvalonBay Communities, REIT	243,600	34,464
BRE Properties, Class A, REIT	333,600	16,687
Camden Property Trust, REIT	203,800	13,791
Equity Residential, REIT	561,100	34,990
Essex Property Trust, REIT	130,500	20,086
Nippon Accommodations Fund, REIT (JPY)	846	5,484

Post Properties, REIT	83,200	4,073
		129,575
Retail Real Estate Investment Trusts (REITs) 12.9%		
Acadia Realty Trust, REIT	123,500	2,863
Capital Shopping Centres, REIT (GBP)	847,658	4,287
CapitaMall Trust, REIT (SGD)	5,000,000	7,574
CBL & Associates Properties, REIT	444,300	8,682
CFS Retail Property, REIT (AUD)	2,408,320	4,790
Charter Hall Retail, REIT (AUD)	1,617,486	5,501
Equity One, REIT	191,400	4,058
Eurocommercial Properties, REIT (EUR)	80,982	2,806
Federal Realty Investment Trust, REIT	282,100	29,364
Frontier Real Estate Investment, REIT (JPY)	418	3,354
General Growth Properties, REIT	1,170,486	21,174
Hammerson, REIT (GBP)	817,333	5,697
Kimco Realty, REIT	1,067,100	20,307
Land Securities, REIT (GBP)	281,690	3,267
Macerich, REIT	507,400	29,962
Primaris Retail Real Estate Invest Trust, REIT (CAD)	432,800	10,015
Regency Centers, REIT	502,700	23,913
Saul Centers, REIT	90,700	3,888
Simon Property, REIT	485,400	75,557
Taubman Centers, REIT	181,400	13,997
Unibail-Rodamco, REIT (EUR)	61,525	11,351
Weingarten Realty Investors, REIT	314,500	8,284
Westfield, REIT (AUD)	787,629	7,674
Westfield Retail Trust, REIT (AUD)	4,240,640	12,431
		320,796
Specialized Real Estate Investment Trusts (REITs) 3.8%		
American Tower, REIT	50,400	3,524
Healthcare Realty Trust, REIT	508,600	12,125
Host Hotels & Resorts, REIT	961,300	15,208

Diversified Support Services 0.1%		
KEPCO Plant Service & Engineering (KRW)	25,893	1,088
		1,088
Electrical Components & Equipment 0.0%		
Crompton Greaves (INR)	181,702	398
		398
Environmental & Facilities Services 0.1%		
Clean Harbors (1)	12,500	705
Waste Connections	41,000	1,227
		1,932
Heavy Electrical Equipment 0.4%		
ABB (CHF)	58,794	960
Alstom (EUR)	10,532	334
Babcock & Wilcox (1)	296,920	7,275
		8,569
Highways & Railtracks 0.4%		
Abertis Infraestructuras (EUR)	111,020	1,503
Abertis Infraestructuras, Ordinary Shares (EUR) (1)	6,009	81
Atlantia (EUR)	122,455	1,564
CCR (BRL)	266,300	2,160
Globaltrans Investment, GDR	70,048	1,260
OHL Mexico (MXN) (1)	1,112,900	1,356
Sichuan Expressway, H Shares (HKD)	2,852,000	967
Zhejiang Expressway, H Shares (HKD)	1,836,000	1,211
		10,102
Industrial Conglomerates 0.4%		
Jaiprakash Associates (INR)	785,604	1,047
McDermott International (1)	591,200	6,586
SembCorp Industries (SGD)	265,000	1,083
		8,716

Commodity Chemicals 0.1%		
Orica (AUD)	116,018	2,953
		2,953
Construction Materials 0.3%		
Martin Marietta Materials	87,600	6,905
		6,905
Diversified Metals & Mining 13.1%		
AMCOL International	87,400	2,474
Anglo American (GBP)	1,135,851	37,267
Augusta Resources (1)	656,000	1,089
BHP Billiton (GBP)	1,367,164	39,041
BHP Billiton (AUD)	1,916,325	62,466
Compass Minerals International	64,600	4,928
Eurasian Natural Resources (GBP)	423,978	2,767
First Quantum Minerals (CAD) (1)	369,100	6,526
Freeport-McMoRan Copper & Gold	829,500	28,261
Glencore (GBP)	381,300	1,765
Iluka Resources (AUD)	287,517	3,369
Ivanhoe Mines (1)	258,100	2,498
Ivanhoe Mines, Rights, 7/19/12 (1)	201,200	186
Jiangxi Copper, H Shares (HKD)	1,300,000	2,881
Mongolian Mining (HKD) (1)	5,682,500	3,226
Rio Tinto (GBP)	850,701	40,629
Rio Tinto (AUD)	148,457	8,726
Southern Copper	228,644	7,205
Sumitomo Metal Mining (JPY)	616,000	6,933
Teck Resources, B Shares (CAD)	170,900	5,293
Vale, ADR	1,924,900	38,209
Walter Energy	58,400	2,579
Western Areas (AUD)	635,617	2,666
Xstrata (GBP)	1,122,107	14,163
		325,147

Fertilizers & Agricultural Chemicals 1.4%		
Israel Chemicals (ILS)	265,028	2,926
Mosaic	58,400	3,198
Potash Corporation of Saskatchewan	513,700	22,443
Sociedad Quimica y Minera de Chile, ADR	124,800	6,948
		35,515
Forest Products 0.2%		
Louisiana-Pacific (1)	389,600	4,239
		4,239
Gold 9.8%		
Agnico-Eagle Mines	418,420	16,929
Alacer Gold, GDR (AUD) (1)	703,673	3,638
Barrick Gold	1,054,210	39,607
Centamin (GBP) (1)	5,877,470	6,395
Eldorado Gold (CAD)	1,457,100	17,947
Eldorado Gold	852,600	10,504
Franco-Nevada (CAD)	521,200	23,570
Goldcorp, Class A	851,490	31,999
IAMGOLD	1,326,550	15,653
New Gold (CAD) (1)	632,900	6,036
Newcrest Mining (AUD)	885,549	20,612
Newmont Mining	539,120	26,153
Osisko Mining (CAD) (1)	845,600	5,814
Royal Gold	98,140	7,694
Sandstorm Gold (CAD) (1)	1,016,280	8,285
Sulliden Gold (CAD) (1)	2,735,800	2,956
Sulliden Gold (CAD) (1)(2)	313,900	339
		244,131
Industrial Gases 0.7%		
Air Products & Chemicals	71,900	5,804

Praxair	111,700	12,145
		17,949
Metal & Glass Containers 0.5%		
Crown Holdings (1)	146,000	5,036
Owens-Illinois (1)	311,400	5,969
		11,005
Paper Products 0.2%		
International Paper	171,800	4,967
		4,967
Precious Metals & Minerals 2.9%		
Eastern Platinum (CAD) (1)	18,301,500	3,865
Fresnillo (GBP)	942,902	21,640
Harry Winston Diamond (CAD) (1)	610,900	6,930
Industrias Penoles (MXN)	142,850	6,125
North American Palladium (1)	2,289,550	4,648
Petra Diamonds (GBP) (1)	4,388,949	8,300
Platinum Group Metals (CAD) (1)	4,712,100	3,934
Polymetal International (GBP)	582,854	8,351
Stillwater Mining (1)	610,750	5,216
Tahoe Resources (CAD) (1)	298,250	4,122
		73,131
Specialty Chemicals 0.5%		
Celanese, Class A	164,300	5,688
Lyondellbasell Industries, Class A	176,000	7,087
		12,775
Steel 3.0%		
ArcelorMittal (EUR)	924,787	14,286
Carpenter Technology	94,875	4,539
Haynes International	67,799	3,454
Hitachi Metals (JPY)	646,000	7,696

Jindal Steel & Power (INR)	293,735	2,482
Krakatau Steel (IDR) (1)	36,862,000	2,958
Novolipetsk Steel, GDR	222,667	3,669
Nucor	174,300	6,606
SSAB (SEK)	261,652	2,177
Steel Dynamics	311,600	3,661
Tata Steel (INR)	738,378	5,870
Ternium, ADR	195,000	3,816
Tung Ho Steel Enterprise (TWD)	3,221,000	3,144
U.S. Steel	429,400	8,846
Usinas Siderurgicas de Minas (BRL)	616,800	2,402
		75,606
Total Materials		820,176
TELECOMMUNICATION SERVICES 0.1%		
Wireless Telecommunication Services 0.1%		
Crown Castle International (1)	55,500	3,256
Total Telecommunication Services		3,256
UTILITIES 4.4%		
Electric Utilities 1.1%		
American Electric Power	89,600	3,575
Cheung Kong Infrastructure Holdings (HKD)	305,000	1,831
CLP Holdings (HKD)	221,000	1,878
Edison International	82,000	3,788
Enel (EUR)	739,652	2,387
Energias do Brasil (BRL)	175,200	1,133
Entergy	31,000	2,105
Exelon	66,500	2,502
FirstEnergy	52,200	2,568
OGE Energy	23,500	1,217
PPL	88,200	2,453

Red Electrica (EUR)	11,992	523
Terna Rete Elettrica Nazionale (EUR)	432,587	1,559
UNS Energy	20,800	799
		28,318
Gas Utilities 0.3%		
APA (AUD)	123,986	635
Chesapeake Utilities	17,202	752
China Resources Gas Group (HKD)	288,000	497
ENN Energy Holdings (HKD)	530,000	1,867
GAIL India (INR)	136,901	867
Gujarat State Petronet (INR)	422,735	535
Perusahaan Gas Negara Persero (IDR)	1,834,000	693
Tokyo Gas (JPY)	246,000	1,256
		7,102
Independent Power Producers & Energy Traders 1.5%		
Adani Power (INR) (1)	884,163	795
AES (1)	801,300	10,281
Calpine (1)	780,500	12,886
China Longyuan Power, H Shares (HKD)	2,299,400	1,514
China Resources Power Holdings (HKD)	1,028,000	2,117
Energy Development (PHP)	11,644,400	1,668
GenOn Energy (1)	1,681,700	2,876
International Power (GBP)	176,160	1,152
NRG Energy (1)	308,700	5,359
		38,648
Multi-Utilities 1.4%		
Beijing Enterprises Holdings (HKD)	364,500	2,200
CenterPoint Energy	66,800	1,381
Centrica (GBP)	798,666	3,981
E.ON (EUR)	60,429	1,302
GDF Suez (EUR)	155,897	3,720
MDU Resources	424,800	9,180

SHORT-TERM INVESTMENTS 3.3%

Money Market Funds 3.3%

T. Rowe Price Reserve Investment Fund, 0.16% (4)(5)	82,729,693	82,730
Total Short-Term Investments (Cost $82,730)		82,730
Total Investments in Securities		
99.9% of Net Assets (Cost $2,552,555)		$ 2,490,774

‡ Denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $5,669 and represents 0.2% of net assets.
(3) The identity of certain securities has been concealed to protect the fund while it completes a purchase or selling program for the securities.
(4) Seven-day yield
(5) Affiliated Companies
ADR American Depository Receipts
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
CHF Swiss Franc
EUR Euro
GBP British Pound
GDR Global Depository Receipts
HKD Hong Kong Dollar
IDR Indonesian Rupiah
ILS Israeli Shekel
INR Indian Rupee
JPY Japanese Yen
KRW South Korean Won
MXN Mexican Peso
MYR Malaysian Ringgit
NOK Norwegian Krone
PHP Philippines Peso
QAR Qatar Rials
REIT Real Estate Investment Trust
SEK Swedish Krona
SGD Singapore Dollar
TWD Taiwan Dollar

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/12	Year Ended 12/31/11
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 23,505	$ 25,905
Net realized loss	(76,979)	(23,968)
Change in net unrealized gain (loss)	97,480	(317,014)
Increase (decrease) in net assets from operations	44,006	(315,077)
Distributions to shareholders		
Net investment income	–	(27,611)
Net realized gain	–	(15,146)
Tax return of capital	–	(2,829)
Decrease in net assets from distributions	–	(45,586)
Capital share transactions*		
Shares sold	301,514	1,260,333
Distributions reinvested	–	45,586
Shares redeemed	(233,634)	(135,752)
Redemption fees received	7	1
Increase in net assets from capital share transactions	67,887	1,170,168
Net Assets		
Increase during period	111,893	809,505
Beginning of period	2,382,086	1,572,581
End of period	**$ 2,493,979**	**$ 2,382,086**
Undistributed net investment income	24,785	1,280
*Share information		
Shares sold	27,515	108,969
Distributions reinvested	–	4,586
Shares redeemed	(21,227)	(11,023)
Increase in shares outstanding	6,288	102,532

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Real Assets Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on July 28, 2010. The fund seeks to provide long-term growth of capital.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $13,000 for the six months ended June 30, 2012. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended June 30, 2012, the fund realized $14,768,000 of net gain on $77,899,000 of in-kind redemptions.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption had no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2012:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

When-Issued Securities The fund may enter into when-issued purchases and/or sales commitments, pursuant to which it agrees to purchase or sell, respectively, the underlying security for a fixed unit price, with payment and delivery at a scheduled future date generally beyond the customary settlement period for such securities. When-issued refers to securities that have not yet been issued but will be issued in the future and may include new securities or securities obtained through a corporate action on a current holding. The fund normally purchases when-issued securities with the intention of taking possession but may enter into a separate agreement to sell the securities before the settlement date. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its when-issued commitments. Amounts realized on when-issued transactions are included with realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $694,685,000 and $615,154,000, respectively, for the six months ended June 30, 2012.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of December 31, 2011, the fund had $5,610,000 of available capital loss carryforwards.

At June 30, 2012, the cost of investments for federal income tax purposes was $2,593,385,000. Net unrealized loss aggregated $102,595,000 at period-end, of which $226,301,000 related to appreciated investments and $328,896,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2012, the effective annual group fee rate was 0.30%.

The fund is also subject to a contractual expense limitation through April 30, 2013. During the limitation period, Price Associates is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.10%. For a period of three years after the date of any reimbursement or waiver, the fund is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. At June 30, 2012, there were no amounts subject to repayment by the fund. For the six months ended June 30, 2012, the fund operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and record keeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2012, expenses incurred pursuant to these service agreements were $91,000 for Price Associates; $9,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2012, the fund was charged $57,000 for shareholder servicing costs related to the college savings plans, of which $41,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2012, approximately 3% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended June 30, 2012, the fund was allocated $51,000 of Spectrum Funds’ expenses and $2,277,000 of Retirement Funds’ expenses. Of these amounts, $1,303,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2012, approximately 4% of the outstanding shares of the fund were held by the Spectrum Funds and 85% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Mutual funds and other accounts managed by T. Rowe Price and its affiliates (collectively, T. Rowe Price funds) may invest in the fund; however, no T. Rowe Price fund may invest for the purpose of exercising management or control over the fund. At June 30, 2012, approximately 7% of the fund’s outstanding shares were held by T. Rowe Price funds.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 6, 2012, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s total returns over the three-month and one-year periods, as well as the fund’s annualized return since inception, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the fund’s limited operating history, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to an expense limitation agreed to by the Advisor). The Board noted that, at its October 2011 meeting, the directors determined that it would be appropriate to increase the fund’s individual fund fee from 0.30% to 0.35% effective on December 1, 2011. The Board concluded that the advisory fee structure for the fund continues to be appropriate and provides for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for comparable funds and the fund’s total expense ratio was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Real Assets Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 16, 2012